Supplement to the
Fidelity® Canada Fund
Class A, Class T, Class C, and Class I
December 30, 2016
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

ACAN-SUM-17-01 1.9881412.100	March 1, 2017